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                                                                Exhibit 10.20

                      Building No. 600, One Kendall Square
                         Cambridge, Massachusetts 02142
                                ("the Building")

                                 FIRST AMENDMENT

                                February 26, 1999

                  LESSOR: Cambridge Athenaeum LLC, a Delaware limited liability company, successor-in-interest to Old Kendall Property LLC

                  LESSEE:           Dyax Corporation

                  PREMISES:         An area on the first (1) floor of the
                                    Building, containing 6,332 rentable square feet, more or less, known as Suite 106, as shown on Exhibit A attached to the Lease

ORIGINAL
LEASE             LEASE
DATA              EXECUTION:        February 20, 1998
                  DATE:

                  TERMINATION
                  DATE:             December 31, 1999

                  PREVIOUS
                  LEASE
                  AMENDMENTS:       None

                  EXTENDED
                  TERMINATION
                  DATE:             June 30, 2002

      WHEREAS, Lessee desires to extend the term of the lease for an additional period;

      WHEREAS, Lessor agrees to extend the term of the lease for an additional period on the terms and conditions hereinafter set forth;

      NOW THEREFORE, the parties hereby agree that the above-referenced lease (the "Lease") is hereby amended as follows:
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      1. EXTENSION OF TERM OF LEASE

      The term of the Lease is hereby extended for an additional period commencing as of January 1, 2000 and terminating as of June 30, 2002. Said additional term shall be upon all of the same terms and conditions of the Lease in effect immediately preceding the commencement of such additional term (including, without limitation, Lessee's obligation to pay Lessee's pro-rata share of real estate taxes and common area maintenance (CAM) charges, pursuant to Section 27(e) of the Lease), except as follows:

      A. The fixed rent during the additional term shall be the sum of: (i) One Hundred Fifty-Eight Thousand Three Hundred and 04/100 ($158,300.04) Dollars per year (i.e., a monthly payment of $13,191.67), plus (ii) the annual fair market rental value of Lessee's parking spaces in the OKS Garage, all to be reasonably determined by Lessor and as the same may be adjusted from time to time.

      B. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.

      2. PARKING

      The parties hereby acknowledge that Lessee currently has the right to park ten (10) passenger motor vehicles ("Parking Spaces") in the OKS Garage at the then current rental value, from time to time, pursuant to Section 27(c) of the Lease. The parties hereby further acknowledge that Lessee shall continue to have the right said Parking Spaces during the additional term of the Lease, in accordance with the terms and conditions of said Section 27(c) of the Lease.

      3. BROKER

      The Lessor and Lessee each represent and warrant to the other that each has had no dealings with any broker concerning this First Amendment, except Fallon Hines & O'Connor, a Trammell Crow Company and each party agrees to indemnify and hold the other harmless for any damages occasioned to the other by reason of a breach of this representation and warranty.

      4. NOTICES

      For all purposes of the Lease, the notice address for Lessor is as follows:

            Beacon Capital Partners, Inc.
            One Federal Street
            Boston, Massachusetts 02110
            Attention:  Treasurer

      5. LIMITATION OF LESSOR'S LIABILITY

      Lessee shall neither assert nor seek to enforce any claim against Lessor, or Lessor's agents or employees, or the assets of Lessor or of Lessor's agents or employees, for breach of


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this Lease or otherwise, other than against Lessor's interest in the Building of which the premises are a part and in the uncollected rents, issues and profits thereof, and Lessee agrees to look solely to such interest for the satisfaction of any liability of Lessor under this Lease, it being specifically agreed that in no event shall Lessor or Lessor's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, and the like, disclosed or undisclosed, thereof) ever be personally liable for any such liability. This paragraph shall not limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or to take any other action which shall not involve the personal liability of Lessor to respond in monetary damages from Lessor's assets other than the Lessor's interest in said real estate, as aforesaid. In no event shall Lessor or Lessor's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for consequential or incidental damages. Without limiting the foregoing, in no event shall Lessor or Lessor's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for lost profits of Lessee.

      6. WAIVER OF SUBROGATION

      In any case in which Lessee shall be obligated to pay to Lessor any loss, cost, damage, liability, or expense suffered or incurred by Lessor, Lessor shall allow to Lessee as an offset against the amount thereof (i) the net proceeds of any insurance collected by Lessor for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable, and (ii) if such loss, cost, damage, liability or expense shall have been caused by a peril against which Lessor has agreed to procure insurance coverage under the terms of this Lease, the amount of such insurance coverage, whether or not actually procured by Lessor.

      In any case in which Lessor or Lessor's managing agent shall be obligated to pay to Lessee any loss, cost, damage, liability or expense suffered or incurred by Lessee, Lessee shall allow to Lessor or Lessor's managing agent, as the case may be, as an offset against the amount thereof (i) the net proceeds of any insurance collected by Lessee for or on account of such loss, cost, damage, liability, or expense, provided that the allowance of such offset does not invalidate the policy or policies under which such proceeds were payable and
(ii) the amount of any loss, cost, damage, liability or expense caused by a peril covered by fire insurance with the broadest form of property insurance generally available on property in buildings of the type of the Building, whether or not actually procured by Lessee.

      The parties hereto shall each procure an appropriate clause in, or endorsement on, any property insurance policy covering the premises and the Building and personal property, fixtures and equipment located thereon and therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery in favor of either party, its respective agents or employees. Having obtained such clauses and/or endorsements, each party hereby agrees that it will not make any claim against or seek to recover from the other or its agents or employees for any loss or damage to its property or the property of others resulting from fire or other perils covered by such property insurance.


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      7. As herein amended, the Lease is ratified, approved and confirmed in all respects.

      EXECUTED under seal as of the date first above written.

LESSOR:                             LESSEE:
CAMBRIDGE ATHENAEUM LLC,            DYAX CORPORATION
a Delaware limited liability company

By:   Kendall Athenaeum LLC,
      a Delaware limited liability company,
      its manager

      By:   Beacon/PW Kendall LLC, a
            Delaware limited liability company,
            its manager

            By:   Beacon Capital Partners, L.P.,
                  a Delaware limited partnership
                  d/b/a Beacon Capital Partners
                  Limited Partnership, its manager

                  By:   Beacon Capital Partners, Inc.,
                        a Maryland corporation, its
                        general partner

                        By: /s/ Thomas Ragno          By: /s/ Keith S. Ehrlich
                           ---------------------        ----------------------
                        Name:                         (Name)      (Title)
                             -------------------      ------------------------
                        Title:                        Hereunto duly Authorized
                              ------------------

                        Date Signed:                  Date Signed:
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